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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of report (date of earliest event reported): December 24, 1997



                         CANDLEWOOD HOTEL COMPANY, INC.
               (Exact name of Registrant as specified in charter)


            DELAWARE                     0-12708                48-1188025
(State or other jurisdiction of        (Commission           (I.R.S. Employer
         incorporation)                File Number)       Identification Number)



   LAKEPOINT OFFICE PARK, 9342 EAST CENTRAL
                WICHITA, KANSAS                                  67206
   (Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code: (316) 631-1300


                                      None
          (Former name or former address, if changed since last report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Candlewood Hotel Company, Inc. (the "Registrant") hereby amends its Current Report on Form 8-K dated December 24, 1997 by filing certain pro forma financial information.

        Certain matters discussed within this Form 8-K/A are forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Registrant to be different from any future results, performance or achievements expressed or implied by such forward-looking statements. Although the Registrant believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be attained. These risks are detailed from time to time in the Registrant's filings with the Securities and Exchange Commission.




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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Unaudited consolidated pro forma financial information of the Registrant reflecting the sale of 15 of the Registrant's Hotels to HPTCW Properties Trust, as of and for the nine months ended September 30, 1997 and for the fiscal year ended December 31, 1996:



                                                                           Page
                                                                           ----
Candlewood Hotel Company, Inc. and Subsidiaries Unaudited
Consolidated Pro Forma Financial Statements.............................    5

Pro Forma Consolidated Balance Sheets for the nine months ended
September 30, 1997......................................................    6

Pro Forma Condensed Consolidated Income Statements for the fiscal year ended December 31, 1996 and for the nine months ended
September 30, 1997......................................................    7

Notes to Unaudited Consolidated Pro Forma Financial Statements..........    8


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

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 1998                       CANDLEWOOD HOTEL COMPANY, INC.


                                           By:    /s/ WARREN D. FIX
                                                  ------------------------------
                                           Name:  Warren D. Fix
                                           Title: Chief Financial Officer



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

                 CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
              Unaudited Consolidated Pro Forma Financial Statements

        The following unaudited adjusted pro forma balance sheet at September 30, 1997 is intended to present the financial position of the Company as if the transactions described in the Notes (the "Transactions") were consummated at September 30, 1997. The following unaudited adjusted pro forma statements of income are intended to present the results of operations of the Company as if the Transactions were consummated on January 1, 1996. These unaudited adjusted pro forma financial statements should be read in conjunction with, and are qualified in their entirety by reference to, the separate financial statements of the Company as of and for the year ended December 31, 1996 and for the nine months ended September 30, 1997, incorporated herein by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, respectively.

        These unaudited adjusted pro forma financial statements are not necessarily indicative of the expected financial position or results of operations of the Company for any future period. Differences would result from, among other considerations, future changes in the Company's portfolio of investments, changes in interest rates, changes in capital structure of the Company, changes in operating results at individual hotels and changes in the Company's operating expenses.

        The following unaudited pro forma balance sheet and unaudited pro forma statements of income were prepared pursuant to the Securities and Exchange Commission's rules for the presentation of pro forma data. The pro forma and adjusted pro forma data give effect to the consummation by the Company of the Transactions. Certain properties reflected in the pro forma financial statements are currently under construction or development and the Transactions have not been consummated with respect to such properties. Other properties were under construction during the periods presented. The accompanying pro forma operating data does not give further effect to the completion of construction or the related lease commencement for any period prior thereto. Construction projects not completed by September 30, 1997 are likewise not reflected in the pro forma balance sheet data, as described in the notes thereto.



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
                 CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEETS
                             (amounts in thousands)
                                   (unaudited)


                                                     Historical                             Pro Forma
                                                    September 30,       Pro Forma          September 30,
                                                        1997            Adjustment              1997
                                                    -------------       ----------         -------------
Assets:
Cash and cash equivalents                            $   7,680          $   3,483 (2)        $ 11,163
Marketable securities                                    5,900                  -               5,900
Other current assets                                     1,379                  -               1,379
                                                     ---------          ---------            --------
     Total current assets                               14,959              3,483              18,442
                                                     ---------          ---------            --------
Construction in progress - hotel properties             54,174                  -              54,174
Property and equipment, net                             31,940            (26,431)(3)           5,509
Security and other deposits                                  -              5,110 (4)           5,110
Deferred taxes                                               -                971 (5)             971
Other assets, net                                        9,203                  -               9,203
                                                     ---------          ---------            --------
                                                     $ 110,276          $ (16,867)           $ 93,409
                                                     =========          =========            ========

Liabilities and stockholders' equity:
Total current liabilities                            $   4,043          $       -            $  4,043
Deferred gain on sale                                        -              2,521 (6)           2,521
Notes payable                                           50,064            (19,388)(7)          30,676

Redeemable preferred stock                              23,652                  -              23,652

Stockholders' equity:
Common stock                                                90                  -                  90
Additional paid-in capital                              35,270                  -              35,270
Accumulated deficit                                     (2,843)                 -              (2,843)
                                                     ---------          ---------            --------
     Total stockholders' equity                         32,517                  -              32,517
                                                     ---------          ---------            --------
                                                     $ 110,276          $ (16,867)           $ 93,409
                                                     =========          =========            ========



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

                CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
                    PRO FORMA CONSOLIDATED INCOME STATEMENTS
                 (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                         HISTORICAL                     PRO FORMA
                                                         YEAR ENDED                     YEAR ENDED
                                                        DECEMBER 31,     PRO FORMA     DECEMBER 31,
                                                          1996(8)       ADJUSTMENTS        1996
                                                        ------------    -----------    ------------
Revenues
  Hotel operations                                        $   686         $    --        $    686
  Other revenues                                               --              --              --
                                                          -------         -------        --------
     Total revenues                                           686              --             686
                                                          -------         -------        --------
Operating costs and expenses:
  Hotel operating expenses                                    366              --             366
  Corporate operating expenses                              1,671              --           1,671
  Lease payment                                                --            313  (9)         313
  Depreciation and amortization                               249            (180)(10)         69
                                                          -------         -------        --------
     Total operating costs and expenses                     2,286             133           2,419
                                                          -------         -------        --------
Loss from operations                                       (1,600)           (133)         (1,733)
Interest income                                               328              --             328
Interest expense                                              (81)             81 (11)         --
                                                          -------         -------        --------
     Net loss                                             $(1,353)        $   (52)       $ (1,405)
                                                          =======         =======        ========
Net loss per share                                        $ (0.23)                       $  (0.24)
Weighted average shares outstanding                         5,764                           5,764

                                                         HISTORICAL                      PRO FORMA
                                                            NINE                        NINE MONTHS
                                                        MONTHS ENDED                       ENDED
                                                        SEPTEMBER 30,     PRO FORMA     SEPTEMBER 30,
                                                           1997(8)       ADJUSTMENTS        1997
                                                        -------------    -----------    ------------
Revenues:
  Hotel operations                                         $ 3,449         $    --        $  3,449
  Other revenues                                               138              --             138
  Proceeds from the sale of hotels (net of deferred
     gain of $2,521)                                            --          26,431 (6)      26,431
                                                           -------         -------        --------
     Total revenues                                          3,587          26,431          30,018
                                                           -------         -------        --------
Operating costs and expenses:
  Hotel operating expenses                                   1,811              --           1,811
  Corporate operating expenses                               2,375              --           2,375
  Lease payment                                                 --           1,730 (9)       1,730
  Depreciation and amortization                                834            (779)(10)         55
  Cost of hotels sold                                           --          26,431 (6)      26,431
                                                           -------         -------        --------
     Total operating costs and expenses                      5,020          27,382          32,402
                                                           -------         -------        --------
Loss from operations                                        (1,433)           (951)         (2,384)
Interest income                                                743              --             743
Income expense                                                (198)            198 (11)         --
                                                           -------         -------        --------
     Net loss                                              $  (888)        $  (753)       $ (1,641)
                                                           =======         =======        ========
Net loss per share                                         $ (0.10)                       $  (0.18)
Weighted average shares outstanding                          9,025                           9,025

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                 CANDLEWOOD HOTEL COMPANY, INC. AND SUBSIDIARIES
         Notes to Unaudited Consolidated Pro Forma Financial Statements
                             (amounts in thousands)

1) Represents the historical balance sheet of the Company at September 30, 1997.

2) Represents the net effect of the pro forma adjustments on cash:

               Purchase price               $   28,952
               Repayment of Loans
               on the six open hotels          (19,388)
               Security deposits and
               other deposits held by HPT       (5,110)
               Taxes                              (971)
                                            ----------
               Net effect on cash           $    3,483
                                            ==========

        The Company expects that the total purchase price for the 15 hotels in the Transaction will be approximately $100,000 and that the total security and other deposits held by the purchaser, Hospitality Properties Trust ("HPT"), will be approximately $15,000.

3) Represents the sale of the six hotels open as of September 30, 1997. Nine of the 15 hotels to be sold in the Transactions were under development by the Company as of September 30, 1997. The total value of the hotels under development, as reflected on the balance sheet item Construction in progress, was approximately $26,061. The pro forma adjustments do not reflect the sale of these nine properties.

4)      Represents security and other deposits held by HPT.

5) Represents the payment of deferred taxes, calculated using the Company's estimated statutory rate of 38.5%.

6) Represents the calculation of deferred gain on the sale of the six hotels open as of September 30, 1997:

               Proceeds from the sale of hotels     $  28,952
               Cost of hotels sold                    (26,431)
                                                    ---------
               Deferred gain on sale                $   2,521
                                                    =========

7) Represents the repayment of the loans on the six hotels open as of September 30, 1997. The total outstanding indebtedness on the nine hotels under development as of September 30, 1997 was approximately $11,378. The pro forma adjustments do not reflect the sale of these nine properties.

8) Represents the historical income statement of the Company for the periods presented.

9) Represents the pro forma effect of leases entered into for hotels open during the period presented. The foregoing pro forma income statement assumes the six hotels which were completed prior to September 30, 1997 were sold as of their completion date. The Company estimates that in the first full year following the sale of all 15 hotels the lease payment will be approximately $10,000. Pro forma percentage rent cannot be calculated at this time, as no hotels have reached their stabilization for the periods presented. Stabilization commences the first day of the thirteenth month following the hotel opening.

10) Represents the pro forma adjustment to depreciation and amortization. The lease is considered an operating lease under FAS 13, and therefore the Company would not have to record depreciation and amortization for the hotels in the Transaction.

11)     Represents the pro forma effect on interest.


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